UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 31, 2009
                                                          --------------

                               Ronson Corporation
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

             New Jersey                     0-1031                22-0743290
-------------------------------          -----------         -------------------
(State or Other Jurisdiction of          (Commission            (IRS Employer
         Incorporation)                  File Number)        Identification No.)

      3 Ronson Road, P.O. Box 3000
         Woodbridge, New Jersey                                          07095
--------------------------------------------                            --------
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code        (732) 563-7888
                                                  ------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                               RONSON CORPORATION
                                 FORM 8-K INDEX


      ITEM                                                                 PAGE

ITEM 1.01. ENTRY INTO MATERIAL DEFINITIVE AGREEMENT                          1

ITEM 2.03 CREATION OF A DIRECT  FINANCIAL  OBLIGATION OR AN OBLIGATION
UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF REGISTRANT                         1

ITEM 8.01. OTHER INFORMATION                                                 1

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS                                 2




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                           Forward-Looking Statements

         This Current Report on Form 8-K contains forward-looking statements based on management's plans and expectations that are subject to uncertainty. Forward-looking statements are based on current expectations of future events. The Company cannot assure that any forward-looking statement will be accurate. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual events could vary materially from those anticipated. Investors should understand that it is not possible to predict or identify all such factors and should not consider this to be a complete statement of all potential risks and uncertainties. The Company assumes no obligation to update any forward-looking statements as a result of future events or developments.


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Item 1.01. Entry into a Material Definitive Agreement.

         (a) On July 31, 2009, Ronson Corporation (the "Company") and its wholly-owned subsidiaries, Ronson Aviation, Inc., Ronson Consumer Products Corporation and Ronson Corporation of Canada Ltd. (collectively, the "Borrowers"), further extended its previously reported forbearance agreement (the "Forbearance Agreement") with their principal lender, Wells Fargo Bank, National Association ("Wells Fargo"), under which Wells Fargo has agreed not to assert existing events of default under the Borrowers' credit facilities with Wells Fargo through November 30, 2009, or such earlier date determined under the Forbearance Agreement. Among other reasons, Wells Fargo may terminate the moratorium if, prior to September 30, 2009, the Company is not party to definitive asset sale agreements, without financing contingencies, covering its consumer products and aviation divisions, respectively.

         The amendment to the Forbearance Agreement also increases the amount of advances which Wells Fargo will extend under the Company's maximum revolving credit line from $2,500,000 to $3,000,000 and increases the maximum overadvance facility from $750,000 to $1,000,000. The forbearance fee of $450,000, which will be charged as an advance at the end of the moratorium, has been increased to $500,000.

         The foregoing summary set forth in response to this Item 1.01 is qualified by reference to the full text of the agreement attached as Exhibit
10.1. The Company's  press release issued August 6, 2009 in the form attached as
Exhibit 99.1, is incorporated by reference to this Item 1.01.

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant

         (a) The text of Item 1.01 of this Current Report on Form 8-K is incorporated by reference to this Item 2.03.

Item 8.01. Other Events.

         On August 6, 2009, the Company issued a press release announcing the execution of an extension to its Forbearance Agreement with Wells Fargo. The Company also announced in that release that it has been served with a lawsuit in the United States District Court for the Western District of Pennsylvania by Zippo Manufacturing Company ("Zippo") regarding the Company's previously announced execution of a non-binding letter of intent to sell substantially all of the assets of its consumer products division. In its complaint, Zippo claims that the Company breached alleged obligations to Zippo by accepting the bid of another prospective purchaser in lieu of Zippo's bid, and seeks to enjoin the Company from negotiating the sale of its consumer products division with any party other than Zippo. Following the filing of Zippo's suit, the prospective purchaser with whom the Company has been in discussions has withdrawn its proposal. The Company believes that Zippo's claims are wholly without merit and intends vigorously to defend itself against the claims.

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         The press  release is  furnished as Exhibit  99.1 and  incorporated  by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)      Exhibits: The following exhibits are filed herewith:

 Exhibit No.                             Description
------------      ------------------------------------------------------
Exhibit 10.1      Seventh  Amendment to  Forbearance  Agreement,  dated July 31,
                  2009,  among  Ronson  Corporation,  Ronson  Consumer  Products
                  Corporation,  Ronson  Aviation,  Inc.,  Ronson  Corporation of
                  Canada Ltd. and Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division.


Exhibit 99.1 Press Release, dated August 6, 2009, "Ronson Corporation Announces Further Extension of Lender Forbearance Agreement and Suit in Connection with Consumer Products Sale".



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Ronson Corporation
Date:    August 6, 2009
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                                               By:/s/  Daryl Holcomb
                                                  -----------------------------
                                               Daryl Holcomb
                                               Vice President, Chief Financial
                                               Officer and Controller